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                                                       Deutsche Asset Management


High Yield Bond
Investment Class and Institutional Class

Supplement dated November 21, 2000 (Replacing Supplement dated September 29,
2000) to Prospectuses dated February 28, 2000

Effective December 1, 2000, the following supplements the "Annual Fund Operating Expenses" section in the Fund's Investment Class and Institutional Class prospectuses:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases                   None
Maximum Sales Charge on Reinvested Dividends                None
Maximum Short-Term Redemption Fee (as a                     2.00%/1/
percentage of amount redeemed, as
applicable)

/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.

Effective December 1, 2000, the following supplements the "Calculating the Fund's Share Price" section in the Fund's Investment Class and Institutional Class prospectuses:

The Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase.

                                                     A Member of the
                                                     Deutschee Bank Group [LOGO]
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Effective December 1, 2000, the following supplements the "Buying and Selling
Fund Shares" section in the Fund's Investment Class and Institutional Class prospectuses:

Short-Term Redemption Fee

The Fund may charge a 2.00% short-term redemption fee of the value of the shares redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines, and other redemption related costs). The fee will also discourage short-term investments in the Fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to:

 .    shares purchased before December 1, 2000;
 .    exchanges into another class of shares of High Yield Bond;
 .    shares acquired through reinvestment of dividends and other distributions;
 .    shares of the Fund in an account which is closed by us because it fails to meet minimum balance requirements; and
 .    shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the "first-in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the current net asset value of those shares calculated at the time the redemption is effected.

The following replaces the first three sentences under the "Principal Investments" section in the Fund's Investment Class and Institutional Class Prospectus.

The Fund invests primarily in U.S. dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds) including those in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade.

The following supplements the "Primary Risks" section immediately following the paragraph titled "Market Risk" and should be omitted from the "Secondary Risks"
section in the Fund's Investment Class and Institutional Class prospectuses:

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize
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assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.

The following supplements the "Primary Risks" section immediately following the paragraph titled "Foreign Investing" in the Fund's Investment Class and Institutional Class prospectuses:

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

              Please Retain This Supplement for Future Reference

SUPPHIYLD 11/00

Morgan Grenfell Investment Trust
CUSIPs:   61735K596
          61735K646